UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): Dec 13, 2004

                                   Dtomi, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27277
                            (Commission File Number)

                                   98-0207554
                        (IRS Employer Identification No.)

         950 S. Pine Island Road, Suite A150, Plantation, Florida 33324
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (727) 723-8664
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                   Dtomi, Inc.

Section  1 - Registrant's Business and Operations

        Item 1.01 Entry into a Material Definitive Agreement.

                  On December 13, 2004 Registrant entered into an Exclusive Patent License Agreement (the "Agreement") with Lo-Tow Axles Pty. Ltd. ("Lo-Tow"), an Australian business entity and John Simpson ("Simpson") an individual, to formally define Lo-Tow's interest in the patent. John Simpson is the inventor of the licensed patent and currently a director of the Registrant. The Registrant shall retain exclusive rights to use the patent, develop related licensed products and to exclusively market such products for a term that ends on May 19, 2019. In return, Registrant shall pay a monthly license fee to Lo-Tow and to John Simpson in the amount $4,000 and $6,000, respectively. Additionally, the Registrant shall grant and issue common stock of Registrant to Lo-Tow and to John Simpson a sufficient quantity of common stock of such that Lo-Tow and John Simpson shall, upon such issuance, own eight point eight percent (8.8%) and thirteen point two percent (13.2%) of all issued and outstanding shares of the Registrant, respectively. The Agreement does not provide Lo-Tow or John Simpson protection against dilution of their common stock holdings in Registrant following the issuance.

         Item 1.02 Termination of a Material Definitive Agreement.

                  On December13, 2004, Registrant terminated an Exclusive Patent License Agreement with John Simpson that previously provided Registrant's with its right to use a certain patent and related intellectual property. John Simpson is the inventor of the patent that was the subject of the terminated agreement and which patent is now licensed to Registrant via the above-referenced Exclusive Patent License Agreement.

Section 2 - Financial Information
Section 3 - Securities and Trading Markets
Section 4 - Matters Related to Accountants and Financial Statements
Section 5 - Corporate Governance and Management
Section 6 - [Reserved]
Section 7 - Regulation FD
Section 8 - Other Events
Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


EXHIBIT NUMBER     DESCRIPTION                                  LOCATION
     10            Exclusive Patent License Agreement           Filed Herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DTOMI, INC.,
                                  (Registrant)

Date:  Dec. 13, 2004

/s/ John Haddock
---------------------
John Haddock
Chief Executive Officer